UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2023

Cactus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300

Houston, Texas 77024

(Address of principal executive offices)

(Zip Code)

(713) 626-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 10, 2023, Cactus, Inc., a Delaware corporation (the “Company”) issued a press release announcing the commencement of an underwritten public offering of shares of the Company’s Class A common stock, par value $0.01 per share, by the Company. A copy of this press release is furnished with this Current Report on Form 8-K as Exhibit 99.4 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.4, is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached as Exhibit 99.1 hereto are the audited consolidated financial statements as of and for the years ended December 31, 2021 and 2020 of HighRidge Resources, Inc.

Attached as Exhibit 99.2 hereto are the unaudited interim condensed consolidated financial statements for the nine months ended September 30, 2022 and 2021 of HighRidge Resources, Inc.

(b)	Pro Forma Financial Information

Attached as Exhibit 99.3 hereto is the unaudited pro forma condensed combined financial information of Cactus, Inc. and subsidiaries for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Audited consolidated financial statements as of and for the years ended December 31, 2021 and 2020 of HighRidge Resources, Inc.
99.2	Unaudited interim condensed consolidated financial statements for the nine months ended September 30, 2022 of HighRidge Resources, Inc.
99.3	Unaudited pro forma condensed combined financial information of Cactus, Inc. and subsidiaries for the year ended December 31, 2021 and as of and for the nine months ended September 30, 2022
99.4	Press release dated January 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

January 10, 2023	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer